UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2018

Item 1.  Reports to Stockholders.

UBS U.S. Allocation Fund

Semiannual Report | February 28, 2018

UBS U.S. Allocation Fund

April 16, 2018

Dear shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the "Fund") for the six months ended February 28, 2018.

Effective April 19, 2018, Alan Zlatar replaced Nathan Shetty as co-portfolio manager to the Fund. Paul Lang remains co-portfolio manager with Alan Zlatar.

Performance

Over the six months ended February 28, 2018, the Fund's Class A shares gained 5.27% before deducting the maximum sales charge and returned -0.52% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index, which tracks large cap US equities, rose 10.84%.1 Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark), which gained 6.10% during the period.2 (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 7; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The US economy continued to expand during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 3.2% seasonally adjusted annualized rate during the third quarter of 2017. This represented the strongest pace since the first quarter of 2015. Fourth quarter 2017 GDP grew at a 2.9% rate based on the US Commerce Department's final reading.3

The US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period as it sought to gradually normalize monetary policy. After raising rates in both March and June 2017, the Fed again raised rates in December 2017, bringing the federal funds rate to a range between 1.25% and 1.50%. In addition, starting in October 2017, the Fed began reducing its sizable balance sheet. Finally, on March 21, 2018—after the reporting period had ended—the Fed again raised rates, pushing the federal funds rate to a range between 1.50% and 1.75%.

Despite a weak finish, the US stock market generated strong results during the reporting period. The market rallied over the first five months of the period and reached several new record highs. This was triggered by a number of factors, including generally strong corporate profits, expectations for accelerating growth and the passage of the tax reform bill. The market then experienced a setback in February 2018. This turnaround was driven by concerns that the Fed might take a more aggressive approach in terms of raising interest rates. Against this backdrop, US

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Nathan Shetty
Paul Lang
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class C—July 22, 1992
Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  Based on the Commerce Department's final reading for GDP announced on March 28, 2018, after the reporting period had ended.

UBS U.S. Allocation Fund

stocks experienced their first correction (a decline of at least 10%) in two years on February 10, 2018. However, the market recouped much of its losses later in the month. All told, for the six months ended February 28, 2018, the S&P 500 Index gained 10.84%.

The overall US fixed income market posted weak results during the reporting period. US Treasury yields moved sharply higher as investors anticipated an uptick in growth and inflation, especially after the tax reform bill was passed in December 2017. Additionally, Fed rate hikes pressured the shorter end of the yield curve. For the six-month period as a whole, the yield on the US 10-year Treasury rose from 2.12% to 2.87% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned -2.18% for the six months ended February 28, 2018.4 Riskier fixed income securities posted stronger results over the period. For example, high yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index gained 0.98%.5

Portfolio commentary

What worked

•  From a market allocation perspective, an overweight to US equities contributed to performance during the reporting period.

•  In the US Equity Core portion of the Fund, stock selection in the energy and materials sectors were the greatest contributors to performance. On an individual stock basis, the largest contributors included:

  • Micron Technology is one of the largest manufacturers of memory chips in the world. The company's outperformance was driven by continued strength in memory pricing and commentary from customers indicating that its pricing strength is likely to continue throughout 2018. We believe that Micron Technology's stock is priced at attractive levels relative to its ultimate earnings power.

  • Amazon.com's share price was supported by continued strength in ecommerce, its cloud services business and expectations that strong performance by Netflix would be echoed by Amazon's Prime Video service. We believe that Amazon's revenue will continue to grow as the company builds up its network of fulfillment centers and expands its Amazon Prime service to include lower priced and/or faster delivery, video services and potentially other benefits.

  • Voya Financial is a retirement, investment and insurance company. Voya's share price rallied following an agreement to transfer the bulk of its ongoing and "closed-block" annuity operations to two financial sponsors. Post-deal, Voya Financial's balance sheet and consolidated income statement should be more exposed to the higher-margin businesses that do not require the same level of ongoing capital support. These include group insurance, asset management and retirement planning services.

•  In the US Equity Core portion of the Fund, an underweight in utilities and an overweight in financials were positive for relative performance.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

•  In the US growth equity portion of the Fund, stock selection in the consumer discretionary, consumer staples and information technology sectors contributed to performance. A number of holdings were additive for performance, including:

  • Amazon.com rallied as investors anticipated continued enterprise cloud adoption and market share gains from traditional brick and mortar retailers. We believe that Amazon is well-positioned to expand its total addressable market among both enterprises and consumers.

  • Estee Lauder outperformed after posting strong results, buoyed by better than expected revenue growth. The company's organic sales forecast for the year surprised to the upside, as China continues its strong growth and travel retail rose in the double digits. Estee Lauder continues to execute on navigating its branded products into new channels (i.e., specialty retail) to offset the disruptions in traditional retail distribution platforms.

  • ServiceNow gained as investors anticipated continued total addressable market expansion and share gains for the company's Service Management architecture. We believe that the company continues to penetrate existing accounts with new services products beyond its core information technology (IT) services software. Security, customer service and physical asset management remain promising areas.

•  In the US growth equity portion of the Fund, an underweight to the poorly performing consumer staples and real estate sectors contributed to relative performance, as did an overweight to the information technology sector.

•  Relative to the benchmark, the use of equity derivatives (futures and options) contributed to the Fund's results. These derivative instruments, which were utilized to manage the Fund's equity exposure, were additive to performance.

What didn't work

•  Overall, US security selection and asset allocation detracted from performance during the reporting period.6

  – We began the reporting period overweight equities and fixed income versus the Index, with a 69.0% and 31.0% allocation, respectively, while we were underweight cash, with a 0.0% allocation.

  – At the end of the reporting period, the Fund was allocated as follows: US equities—67.0%; US investment grade bonds—26.0%; US high yield bonds—0.0%; US Treasury Inflation-Protected Securities (TIPS)—0.0%; cash—7.0%. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  We tactically adjusted the portfolio during the six-month period given the changing economic and market environment. We increased an underweight stance to US fixed income in late January 2018 given rich valuations, an improved growth outlook, positive tailwinds from fiscal policy and the prospect of an end to loose global monetary policy. Additionally, we decreased an overweight stance to US equities. In particular, we trimmed the Fund's US equity exposure on the back of very strong performance in 2017 and the beginning of 2018. Given these shifts in fixed income and equity allocations, we increased the target allocation to cash.

•  From a market allocation perspective, a long exposure to US 10-year Treasuries relative to 2-year Treasuries and high yield—along with a short exposure to the NASDAQ 100 relative to the S&P 500 Index—detracted from performance.

6  Allocations include derivative exposure.

UBS U.S. Allocation Fund

•  In the US growth equity portion of the Fund, security selection in the industrials and health care sectors detracted from results.

  • Equifax fell after publically disclosing a data breach of potentially over 100 million customer details. The company's reaction to the breach was troubling and we, therefore, sold our position given the uncertainty of any future liabilities, coupled with poor management execution.

  • Allergan underperformed along with the biopharma space as a whole, which has recently fallen under renewed investor pessimism. We believe the company is well positioned with durable franchises in cosmetics, along with the flexibility to invest or buy back shares on a strong balance sheet and cash from the sale of its generics business to Teva. As such, we continue to hold the company as of the end of the reporting period.

  • Celgene underperformed after announcing better than expected earnings in the third quarter of 2017, but lighter than expected revenue. The company also slightly lowered its 2020 long term financial targets. We sold our shares and no longer hold the company as of the end of the reporting period.

•  In the US growth equity portion of the Fund, an overweight to energy detracted from relative performance.

•  From the sector allocation perspective in the US equity core portion of the Fund, an overweight in health care and an underweight in information technology had a negative impact on relative performance.

•  Securities selection in the health care and consumer discretionary sectors detracted from returns in the US Equity Core portion of the Fund. On an individual stock basis, the largest detractors included:

  • Newell Brands engages in the production, marketing and sale of consumer and commercial products. Its share price declined after the company reported preliminary fourth quarter results and guidance for 2018 that were below previously reduced guidance from November 2017. In particular, the company cited continued weakness from retailers who are struggling with the changing consumer landscape. Newell Brands also announced that it would sell several of its more commoditized businesses with $4 billion in sales and lower margins. The sales are expected to significantly reduce the complexity of the company's business by decreasing its global factory footprint and customer base by 50%. However, this will leave Newell Brands with a more brand focused company with higher margins. Despite the challenges, we believe that the market is overacting to the news and missing the positive aspects of the business. As such, we continue to hold the company as of the end of the reporting period.

  • Philip Morris International produces and sells tobacco products. Its share price fell after the company delivered third quarter earnings that were below estimates. In our view, the company has proven its ability to accurately model demand in spite of complexities around regulation, taxation and demographics. In addition, Philip Morris International's regulatory and consumption risk is well diversified, as the company operates in over 180 markets globally. The tobacco sector experiences some strong, attractive and currently unique dynamics, including strong pricing power, upside margin potential, strong cash generation and returns. In addition, the evolution of a new tobacco subsector, Reduced Risk Products, (RRPs) adds material upside potential, in our view. We continue to hold the company as of the end of the reporting period.

  • Expedia is an online travel company. The company has experienced several difficult quarters, with earnings before interest, tax, depreciation and amortization (EBITDA) growth that has fallen below the company's 10–20% annual growth target. In addition, management has not guided its quarterly outlook well, falling short during both of the last two quarters. We believe that significant investments in the reengineering of its software

UBS U.S. Allocation Fund

platform and the rollout of new brands will contribute to accelerating growth and increased margins. As such, we continue to hold the company as of the end of the reporting period.

•  Relative to the benchmark, the use of fixed income derivatives detracted from the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income exposure, were a headwind for performance.

Outlook

The global economy continues to enjoy an expansionary impulse that is broad-based by geography and by economic sector. The rise in corporate capital expenditure reduces the global economy's reliance on consumption. The increasing breadth of demand drivers gives us confidence that global recession risks are low and that the demand momentum reflected in buoyant lead indicators is sustainable.

In the absence of any spike in inflation expectations, we believe that major central banks will continue to act cautiously in unwinding loose monetary policy, and that monetary policy in aggregate will remain accommodative. Within markets, we view this macroeconomic backdrop as particularly supportive to equities. Importantly, there is also likely to be fresh support to global equities from higher distributions to shareholders. Flush with cash from strong earnings growth and recent tax reform in the US, the current backdrop strongly suggests that special dividends, rising ordinary dividends, share buy backs and earnings-enhancing mergers and acquisitions (M&A) are all likely to increase over 2018.

With both the domestic and external demand environment positive and core inflationary pressures subdued, we see continued earnings growth as a key support for continued positive US equity market performance. The extensive overhaul of the US tax code is likely to support equities and is prolonging the duration of the business cycle in the US. We look toward cyclical sectors to maintain their strong momentum.

The recent flattening of the US yield curve has prompted much comment about causes and consequences. While an inverted yield curve has often heralded a subsequent recession historically, we do not see recent developments as a de facto negative for US and global growth prospects, or for global equities. Rather, we believe it reflects the combination of rising rate expectations at the short-end of the US curve at the same time as the ongoing expansion of central bank balance sheets and structural demographic drivers are placing continued downward pressure on long-dated yields.

Even after the recent rate increases, US Treasury yields remain low by historical standards. Elsewhere in bond markets, the reduction in global liquidity as quantitative easing (QE) programs are unwound may place some upward pressure on credit spreads, albeit gradually, and make credit instruments more susceptible to volatility spikes. Given the support from low rates and an accelerating global growth backdrop, we do not expect any material pickup in US corporate debt defaults in the near-term. However, after significant spread compression in recent years we do not view the risk/reward ratio as attractive for high yield debt, in particular.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Global Asset Management (Americas) Inc.	Nathan Shetty Portfolio Manager UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.

Paul Lang Portfolio Manager UBS U.S. Allocation Fund Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2018. The views and opinions in the letter were current as of April 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/2018	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.27%	10.09%	9.72%	6.66%
Class C2	4.86	9.24	8.90	5.85
Class P3	5.39	10.37	10.02	6.97
After deducting maximum sales charge
Class A1	(0.52)	4.03	8.49	6.06
Class C2	3.86	8.24	8.90	5.85
S&P 500 Index[4]	10.84	17.10	14.73	9.73
UBS U.S. Allocation Fund Benchmark[5]	6.10	10.74	10.10	8.10
Lipper Flexible Portfolio Funds median	3.94	8.94	5.96	4.77

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2018	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.62%	8.53%	8.97%	6.61%
Class C2	2.25	7.73	8.15	5.80
Class P3	2.76	8.84	9.28	6.92
After deducting maximum sales charge
Class A1	(3.02)	2.56	7.74	6.01
Class C2	1.25	6.73	8.15	5.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2017 prospectuses, were as follows: Class A—1.02% and 1.02%; Class C—1.77% and 1.77%; and Class P—0.74% and 0.74%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2016, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2017 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2017 to February 28, 2018.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2017	Ending account value February 28, 2018	Expenses paid during period[1] 09/01/17 to 02/28/18	Expense ratio during the period
Class A	Actual	$1,000.00	$1,052.70	$5.14	1.01%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class C	Actual	1,000.00	1,048.60	8.94	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.07	8.80	1.76
Class P	Actual	1,000.00	1,053.90	3.77	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.13	3.71	0.74

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2018 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Amazon.com, Inc.	2.2%
Facebook, Inc., Class A	1.4
Visa, Inc., Class A	1.2
Microsoft Corp.	1.2
JPMorgan Chase & Co.	1.1
Philip Morris International, Inc.	1.0
The TJX Cos., Inc.	0.9
Synchrony Financial	0.9
Marsh & McLennan Cos., Inc.	0.9
Alphabet, Inc., Class A	0.9
Total	11.7%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Note, 2.125% due 12/31/22	2.4%
Federal National Mortgage Association Certificate, 3.500% TBA	1.7
Federal Home Loan Mortgage Corporation Certificate, 3.500% TBA	1.6
US Treasury Note, 1.625% due 10/15/20	1.2
US Treasury Note, 2.000% due 01/31/20	1.1
Federal National Mortgage Association Certificate, 4.000% due 06/01/47	0.6
US Treasury Note, 2.375% due 01/31/23	0.5
US Treasury Bond, 3.000% due 02/15/48	0.4
Government National Mortgage Association Certificate II, 3.500% due 01/20/48	0.4
Federal Home Loan Mortgage Corporation Certificate, 3.500% due 11/01/47	0.4
Total	10.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	96.9%
Ireland	1.2
Bermuda	0.9
Cayman Islands	0.5
Netherlands	0.4
Total	99.9%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2018 (unaudited) (concluded)

Asset allocation[1]	Percentage of net assets
Common stocks	43.3%
Corporate bonds	11.2
Mortgage & agency debt securities	7.9
US government obligations	7.4
Investment companies	5.7
Asset-backed securities	2.7
Commercial mortgage-backed securities	2.4
Non-US government obligations	0.5
Municipal bonds and notes	0.2
Loan assignment	0.0 *
Preferred stock	0.0 *
Options purchased, futures and swaps	(0.6)
Cash equivalents and other assets less liabilities	19.3
Total	100.0%

*  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Number of Shares	Value
Common stocks—43.34%
Aerospace & defense—0.84%
Spirit AeroSystems Holdings, Inc., Class A	13,837	$1,263,180
United Technologies Corp.	6,774	912,729
		2,175,909
Airlines—0.35%
Spirit Airlines, Inc.*	22,307	888,711
Auto components—0.21%
Aptiv PLC	6,046	552,181
Banks—1.00%
Comerica, Inc.	4,320	419,990
Wells Fargo & Co.	37,106	2,167,362
		2,587,352
Beverages—0.49%
PepsiCo, Inc.	11,388	1,249,605
Biotechnology—1.42%
Alexion Pharmaceuticals, Inc.*	7,133	837,771
Alnylam Pharmaceuticals, Inc.*	6,120	735,379
Bio-Rad Laboratories, Inc., Class A*	3,386	914,355
Clovis Oncology, Inc.*	3,023	175,546
Coherus Biosciences, Inc.*,1	17,486	173,111
Ironwood Pharmaceuticals, Inc.*,1	36,219	514,310
Lexicon Pharmaceuticals, Inc.*,1	35,196	303,742
		3,654,214
Building products—0.51%
Allegion PLC	15,700	1,320,527
Chemicals—1.09%
Ashland Global Holdings, Inc.	12,128	858,905
Eastman Chemical Co.	11,951	1,208,007
The Sherwin-Williams Co.	1,830	734,892
		2,801,804
Communications equipment—0.27%
Arista Networks, Inc.*	2,596	700,245
Consumer finance—1.68%
American Express Co.	20,516	2,000,515
Synchrony Financial	63,765	2,320,409
		4,320,924
Distributors—0.32%
LKQ Corp.*	20,685	816,644
Diversified financial services—2.07%
Bank of America Corp.	19,949	640,363
CBOE Global Markets, Inc.	4,613	516,702
JPMorgan Chase & Co.	25,217	2,912,563
Voya Financial, Inc.	24,983	1,274,633
		5,344,261
	Number of Shares	Value
Common stocks—(continued)
Electrical equipment—0.58%
Rockwell Automation, Inc.	4,981	$900,565
Sensata Technologies Holding NV*,1	11,182	591,080
		1,491,645
Electronic equipment, instruments & components—0.53%
Jabil, Inc.	21,146	572,845
Universal Display Corp. [1]	6,170	800,866
		1,373,711
Energy equipment & services—0.17%
Halliburton Co.	9,484	440,247
Equity real estate investment trusts—0.65%
Simon Property Group, Inc.	10,861	1,667,272
Food products—0.56%
Mondelez International, Inc., Class A	33,068	1,451,685
Health care equipment & supplies—0.83%
Abbott Laboratories	9,656	582,546
The Cooper Cos., Inc.	3,395	782,615
Zimmer Biomet Holdings, Inc.	6,738	783,293
		2,148,454
Health care providers & services—1.59%
Anthem, Inc.	2,009	472,879
Cigna Corp.	3,960	775,724
Laboratory Corp. of America Holdings*	6,726	1,161,580
UnitedHealth Group, Inc.	7,413	1,676,524
		4,086,707
Hotels, restaurants & leisure—0.32%
Norwegian Cruise Line Holdings Ltd.*	14,387	818,620
Household durables—0.44%
Newell Brands, Inc.	44,293	1,137,887
Insurance—1.45%
Marsh & McLennan Cos., Inc.	27,130	2,252,333
MetLife, Inc.	32,201	1,487,364
		3,739,697
Internet & catalog retail—3.39%
Amazon.com, Inc.*	3,769	5,700,424
Booking Holdings, Inc.*	524	1,065,837
Ctrip.com International Ltd., ADR*	7,500	344,850
Expedia, Inc.	5,870	617,348
Netflix, Inc.*	3,426	998,268
		8,726,727
Internet software & services—2.45%
Alibaba Group Holding Ltd., ADR*,1	3,142	584,852
Alphabet, Inc., Class A*	1,977	2,182,450
Facebook, Inc., Class A*	19,845	3,538,760
		6,306,062

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
IT services—1.75%
MasterCard, Inc., Class A	5,142	$903,758
Square, Inc., Class A*,1	11,418	525,799
Visa, Inc., Class A [1]	25,041	3,078,540
		4,508,097
Machinery—1.98%
AGCO Corp.	17,143	1,141,724
Gardner Denver Holdings, Inc.*	46,900	1,501,269
Illinois Tool Works, Inc.	5,739	926,504
Parker-Hannifin Corp.	4,381	781,877
Wabtec Corp. [1]	9,331	758,984
		5,110,358
Media—0.28%
The Walt Disney Co.	6,863	707,987
Metals & mining—0.35%
Steel Dynamics, Inc.	19,692	910,755
Multiline retail—0.35%
Dollar General Corp.	9,649	912,699
Oil, gas & consumable fuels—1.37%
Diamondback Energy, Inc.*	2,001	249,405
Hess Corp.[1]	23,116	1,049,929
Noble Energy, Inc.	35,600	1,061,948
Parsley Energy, Inc., Class A*	10,125	255,960
WPX Energy, Inc.*	64,162	906,609
		3,523,851
Personal products—0.25%
The Estee Lauder Cos., Inc., Class A	4,605	637,516
Pharmaceuticals—1.56%
Allergan PLC	9,429	1,454,140
Eli Lilly & Co.	13,081	1,007,499
Johnson & Johnson	11,971	1,554,794
		4,016,433
Professional services—0.39%
Verisk Analytics, Inc.*	9,857	1,007,287
Road & rail—0.42%
Union Pacific Corp.	8,241	1,073,390
Semiconductors & semiconductor equipment—3.37%
Broadcom Ltd.	2,625	646,958
Cirrus Logic, Inc.*	13,388	593,222
KLA-Tencor Corp.	5,487	621,732
Lam Research Corp.	3,767	722,737
Marvell Technology Group Ltd.	52,765	1,239,450
Microchip Technology, Inc. [1]	7,622	677,824
Micron Technology, Inc.*	30,215	1,474,794
NVIDIA Corp.	3,131	757,702
ON Semiconductor Corp.*	27,625	660,790
Qorvo, Inc.*	7,473	603,146
Skyworks Solutions, Inc.	6,182	675,383
		8,673,738
	Number of Shares	Value
Common stocks—(concluded)
Software—3.91%
Activision Blizzard, Inc.	7,584	$554,618
Adobe Systems, Inc.*	3,271	684,064
Autodesk, Inc.*	8,001	939,877
Electronic Arts, Inc.*	5,418	670,207
Microsoft Corp.	31,879	2,989,294
Salesforce.com, Inc.*	17,443	2,027,749
ServiceNow, Inc.*	5,943	956,882
Take-Two Interactive Software, Inc.*	5,417	606,000
The Ultimate Software Group, Inc.*,1	2,693	642,173
		10,070,864
Specialty retail—1.48%
The Home Depot, Inc.	7,748	1,412,228
The TJX Cos., Inc.	29,175	2,412,189
		3,824,417
Technology hardware, storage & peripherals—1.21%
Apple, Inc.	10,446	1,860,641
Western Digital Corp.	14,522	1,263,995
		3,124,636
Textiles, apparel & luxury goods—0.26%
Nike, Inc., Class B	9,873	661,787
Tobacco—0.95%
Philip Morris International, Inc.	23,695	2,453,617
Wireless telecommunication services—0.25%
T-Mobile US, Inc.*	10,434	632,405
Total common stocks (cost—$92,103,365)		111,650,928
Investment companies—5.66%
iShares Core U.S. Aggregate Bond ETF	47,300	5,050,221
iShares Russell 1000 Value ETF	77,650	9,535,420
Total investment companies (cost—$13,406,948)		14,585,641
Preferred stock—0.00%††
Financial services—0.00%††
Squaretwo Financial Corp.[2,3,4] (cost—$0)	35,000	0
	Face Amount
US government obligations—7.42%
US Treasury Bonds 2.750%, due 08/15/42	$445,000	418,074
2.750%, due 11/15/47	680,000	630,009
3.000%, due 02/15/47	111,000	108,238
3.000%, due 05/15/47	121,000	117,937
3.000%, due 02/15/48	1,150,000	1,121,654
3.125%, due 02/15/43	435,000	436,139
3.375%, due 05/15/44	715,000	747,650
3.750%, due 11/15/43	800,000	889,406
4.500%, due 02/15/36	25,000	30,304

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
US government obligations—(concluded)
US Treasury Notes 1.625%, due 10/15/20	$3,160,000	$3,100,256
1.625%, due 08/31/22	590,000	565,156
2.000%, due 01/31/20	2,700,000	2,687,449
2.125%, due 12/31/22	6,395,000	6,244,368
2.250%, due 11/15/27	720,000	681,272
2.375%, due 01/31/23	1,345,000	1,328,030
Total US government obligations (cost—$19,347,550)		19,105,942
Mortgage & agency debt securities—7.86%
Federal Home Loan Mortgage Corporation Certificates, 3.000%, due 07/01/47	484,466	469,818
3.000%, due 08/01/47	412,247	399,889
3.500%, due 11/01/47	983,395	984,402
4.000%, due 08/01/47	96,356	99,152
4.000%, due 11/01/47	319,345	328,289
4.000%, due 12/01/47	543,611	559,509
4.500%, due 06/01/47	373,230	391,209
5.000%, due 03/01/38	28,417	30,714
5.000%, due 11/01/38	3,361	3,596
5.500%, due 05/01/37	183,677	203,909
5.500%, due 08/01/40	27,016	29,682
6.500%, due 08/01/28	70,729	79,644
3.500% TBA	4,025,000	4,020,597
Federal National Mortgage Association Certificates, 1.875%, due 09/24/26	200,000	182,066
2.375%, due 01/19/23	590,000	579,722
3.000%, due 11/01/47	172,762	167,594
3.500%, due 01/01/47	316,317	316,247
4.000%, due 12/01/39	97,056	100,172
4.000%, due 02/01/41	53,048	54,760
4.000%, due 08/01/45	246,509	254,462
4.000%, due 06/01/47	1,490,353	1,528,014
4.000%, due 11/01/47	879,354	902,358
4.500%, due 09/01/37	266,943	281,258
4.500%, due 07/01/47	292,778	307,286
5.000%, due 10/01/39	13,082	14,130
5.000%, due 05/01/40	19,573	21,130
5.500%, due 08/01/39	88,729	96,958
7.000%, due 08/01/32	152,384	172,045
7.500%, due 02/01/33	2,673	2,908
3.000% TBA	325,000	314,958
3.500% TBA	4,375,000	4,367,480
Government National Mortgage Association Certificate I, 4.000%, due 07/15/42	78,225	80,705
Government National Mortgage Association Certificates II, 3.000%, due 07/20/47	555,503	543,742
3.000%, due 08/20/47	414,891	406,103
3.000%, due 09/20/47	664,252	650,181
3.500%, due 01/20/48	997,698	1,004,543
6.000%, due 11/20/28	674	755
	Face Amount	Value
Mortgage & agency debt securities—(concluded)
6.000%, due 02/20/29	$1,559	$1,748
6.000%, due 02/20/34	280,099	298,841
Total mortgage & agency debt securities (cost—$20,508,685)		20,250,576
Asset-backed securities—2.71%
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class D, 3.310%, due 10/08/19	302,815	303,005
Series 2013-5, Class C, 2.290%, due 11/08/19	107,452	107,472
Series 2014-1, Class D, 2.540%, due 06/08/20	200,000	200,115
Series 2016-4, Class A2A, 1.340%, due 04/08/20	63,044	62,941
Series 2017-3, Class D, 3.180%, due 07/18/23	250,000	248,610
Series 2017-4, Class D, 3.080%, due 12/18/23	275,000	271,317
Capital Auto Receivables Asset Trust, Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	126,304
Series 2016-2, Class D, 3.160%, due 11/20/23	175,000	174,617
Series 2016-3, Class D, 2.650%, due 01/20/24	125,000	123,478
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. LIBOR + 0.550%, 2.270%, due 05/15/28[5]	350,000	347,620
Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2, 1 mo. USD LIBOR + 0.330%, 1.891%, due 01/21/25[5]	325,000	325,546
CNH Equipment Trust, Series 2014-B, Class B, 1.930%, due 11/15/21	300,000	299,886
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[6]	300,000	303,432
Series 2015-DA, Class D, 4.590%, due 01/17/23[6]	200,000	204,522
Series 2017-1, Class D, 3.840%, due 03/15/23	125,000	126,433
Series 2017-2, Class B, 2.250%, due 06/15/21	350,000	349,276
Series 2017-2, Class C, 2.750%, due 09/15/23	150,000	149,205
Series 2017-3, Class B, 2.300%, due 05/17/21	200,000	199,188
Series 2018-1, Class A2, 2.230%, due 04/15/20	500,000	499,873
Series 2018-1, Class D, 3.810%, due 05/15/24	350,000	349,434
Exeter Automobile Receivables Trust, Series 2018-1, Class AD, 3.530%, due 11/15/23[6]	150,000	148,189

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Asset-backed securities—(concluded)
GM Financial Automobile Leasing Trust, Series 2015-3, Class B, 2.320%, due 11/20/19	$275,000	$274,800
Series 2016-3, Class A2A, 1.350%, due 02/20/19	50,411	50,360
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 2.818%, due 03/17/37[5,6]	150,000	151,409
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 2.330%, due 11/15/19	111,303	111,346
Series 2015-4, Class B, 2.260%, due 06/15/20	133,272	133,309
Series 2015-5, Class B, 1.960%, due 05/15/20	80,734	80,732
Series 2016-3, Class A2, 1.340%, due 11/15/19	1,365	1,365
Series 2016-3, Class C, 2.460%, due 03/15/22	200,000	199,373
Series 2017-2, Class D, 3.490%, due 07/17/23	150,000	151,021
Series 2017-3, Class D, 3.200%, due 11/15/23	325,000	322,555
Sofi Consumer Loan Program Trust, Series 2018-1, Class A2, 3.140%, due 02/25/27[6]	200,000	198,920
Series 2018-1, Class B, 3.650%, due 02/25/27[6]	175,000	174,174
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	217,690
Total asset-backed securities (cost—$6,995,942)		6,987,517
Commercial mortgage-backed securities—2.42%
Bank, Series 2017-BNK7, Class C, 4.058%, due 09/15/60[7]	200,000	193,895
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[6]	350,000	365,977
BENCHMARK Mortgage Trust, Series 2018-B1, Class D, 2.750%, due 01/15/51[6]	350,000	268,487
Chicago Skyscraper Trust, Series 2017-SKY, Class A, 1 mo. LIBOR + 0.800%, 2.388%, due 02/15/30[5,6]	210,000	210,312
CHT Mortgage Trust, Series 2017-COSMO, Class D, 1 mo. USD LIBOR + 2.250%, 3.838%, due 11/15/36[5,6]	375,000	376,645
COMM Mortgage Trust, Series 2015-CCRE24, Class D, 3.463%, due 08/10/48[7]	150,000	118,518
Series 2015-DC1, Class A5, 3.350%, due 02/10/48	600,000	592,978
	Face Amount	Value
Commercial mortgage-backed securities—(concluded)
Series 2015-PC1, Class A4, 3.620%, due 07/10/50	$350,000	$352,514
Series 2016-DC2, Class A5, 3.765%, due 02/10/49	160,000	162,715
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, due 11/15/48	250,000	255,112
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.980%, due 03/25/27[6,7]	50,000	49,501
GS Mortgage Securities Corp. II, Series 2017-GS8, Class C, 4.338%, due 11/10/50[7]	450,000	449,832
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 1 mo. LIBOR + 3.900%, 4.983%, due 07/15/31[5,6]	155,365	155,899
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[6]	425,000	416,982
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 3.607%, due 02/15/35[5,6]	150,000	150,374
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	252,236
Series 2015-C29, Class D, 3.702%, due 05/15/48[7]	150,000	120,529
Series 2015-C30, Class A5, 3.822%, due 07/15/48	305,000	311,841
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[7]	150,000	151,586
Series 2017-C34, Class C, 4.187%, due 11/15/52[7]	150,000	147,121
Morgan Stanley Capital I, Series 2017-HR2, Class C, 4.229%, due 12/15/50[7]	250,000	244,848
Series 2017-HR2, Class D, 2.730%, due 12/15/50	125,000	98,440
Wells Fargo Commercial Mortgage Trust, Series 2015-G29, Class A4, 3.637%, due 06/15/48	300,000	303,346
Series 2015-SG1, Class A4, 3.789%, due 09/15/48	295,000	300,405
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 1 mo. LIBOR + 2.571%, 4.159%, due 11/15/29[5,6]	180,771	181,226
Total commercial mortgage-backed securities (cost—$6,392,158)		6,231,319

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—11.19%
Aerospace & defense—0.06%
DynCorp International, Inc. 10.375% Cash, 1.500% PIK, 11.875%, due 11/30/20[8]	$65,487	$68,434
TransDigm, Inc. 6.500%, due 07/15/24	75,000	77,344
		145,778
Auto loans—0.04%
General Motors Financial Co., Inc. 2.350%, due 10/04/19	50,000	49,464
3.700%, due 11/24/20	60,000	60,667
		110,131
Automobile OEM—0.14%
Ford Motor Co. 7.450%, due 07/16/31	11,000	13,395
Ford Motor Credit Co. LLC 8.125%, due 01/15/20	150,000	163,111
General Motors Co. 6.600%, due 04/01/36	40,000	46,494
6.750%, due 04/01/46	100,000	118,122
Tesla, Inc. 5.300%, due 08/15/25[6]	10,000	9,525
		350,647
Automotive parts—0.04%
Allison Transmission, Inc. 5.000%, due 10/01/24[6]	40,000	40,550
Meritor, Inc. 6.250%, due 02/15/24	50,000	52,000
		92,550
Banking-non-US—0.36%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	50,000	49,622
Barclays PLC 4.337%, due 01/10/28	305,000	302,331
HSBC Bank PLC 6 mo. USD LIBOR + 0.250%, 1.813%, due 09/28/18[5,9]	40,000	36,794
6 mo. USD LIBOR + 0.100%, 1.975%, due 06/15/18[5,9]	30,000	27,735
HSBC Holdings PLC 6.500%, due 09/15/37	200,000	249,379
National Westminster Bank PLC, Series C 3 mo. USD LIBID + 0.250%, 2.250%, due 05/28/18[5,9]	80,000	72,800
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 09/30/31), 7.648%, due 09/30/31[9]	50,000	64,125
Standard Chartered PLC (fixed, converts to FRN on 07/30/37), 7.014%, due 07/30/37[6,9]	100,000	119,500
		922,286
	Face Amount	Value
Corporate bonds—(continued)
Banking-US—1.34%
BB&T Corp. MTN 2.625%, due 06/29/20	$140,000	$139,096
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	68,994
Capital One Financial Corp. 3.750%, due 07/28/26	290,000	276,912
4.200%, due 10/29/25	60,000	59,498
Citigroup, Inc. 5.500%, due 09/13/25	555,000	607,072
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[9]	40,000	41,500
JPMorgan Chase & Co. 3.875%, due 09/10/24	210,000	211,425
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	100,000	96,793
4.625%, due 05/10/21	260,000	272,484
JPMorgan Chase & Co., Series V (fixed, converts to FRN on 07/01/19), 5.000%, due 07/01/19[9]	75,000	75,375
Morgan Stanley 4.875%, due 11/01/22	170,000	179,238
Morgan Stanley GMTN 4.350%, due 09/08/26	465,000	472,032
Morgan Stanley, Series H (fixed, converts to FRN on 07/15/19), 5.450%, due 07/15/19[9]	100,000	102,350
SunTrust Bank 7.250%, due 03/15/18	100,000	100,194
The Goldman Sachs Group, Inc. 2.875%, due 02/25/21	120,000	119,025
5.150%, due 05/22/45	180,000	194,354
5.750%, due 01/24/22	100,000	108,468
The Goldman Sachs Group, Inc. MTN 3 mo. USD LIBOR + 1.100%, 2.939%, due 11/15/18[5]	170,000	171,025
Wells Fargo & Co.
5.375%, due 11/02/43	145,000	162,243
		3,458,078
Building materials—0.10%
Boise Cascade Co.
5.625%, due 09/01/24[6]	40,000	41,200
Builders FirstSource, Inc.
5.625%, due 09/01/24[6]	78,000	79,365
Jeld-Wen, Inc.
4.625%, due 12/15/25[6]	10,000	9,775
4.875%, due 12/15/27[6]	15,000	14,550
Masco Corp.
4.450%, due 04/01/25	80,000	82,432
Summit Materials LLC/Summit Materials Finance Corp. 6.125%, due 07/15/23	30,000	30,900
		258,222

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Car rental—0.01%
Flexi-Van Leasing, Inc. 10.000%, due 02/15/23[6]	$30,000	$29,850
Chemicals—0.17%
Hexion, Inc. 6.625%, due 04/15/20	30,000	27,900
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7.000%, due 04/15/25[6]	60,000	61,950
NOVA Chemicals Corp. 5.250%, due 06/01/27[6]	75,000	73,312
The Dow Chemical Co. 5.250%, due 11/15/41	80,000	87,582
The Sherwin-Williams Co. 3.450%, due 06/01/27	80,000	77,092
4.200%, due 01/15/22	60,000	61,857
WR Grace & Co-Conn 5.625%, due 10/01/24[6]	50,000	52,500
		442,193
Commercial services—0.21%
AECOM 5.125%, due 03/15/27	75,000	72,634
APX Group, Inc. 7.625%, due 09/01/23	70,000	74,462
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[6]	50,000	49,625
Brand Industrial Services, Inc. 8.500%, due 07/15/25[6]	15,000	15,488
Corporate Risk Holdings LLC 9.500%, due 07/01/19[6]	90,000	93,150
GW Honos Security Corp. 8.750%, due 05/15/25[6]	25,000	26,906
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[6]	75,000	77,625
Michael Baker International LLC 8.750%, due 03/01/23[6]	70,000	67,375
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250%, due 05/15/23[6]	69,000	75,124
		552,389
Consumer products—0.05%
Kimberly-Clark Corp. 3.200%, due 07/30/46	40,000	35,017
3.625%, due 08/01/20	45,000	45,861
Party City Holdings, Inc. 6.125%, due 08/15/23[6]	50,000	51,062
		131,940
Consumer services—0.05%
Tutor Perini Corp. 6.875%, due 05/01/25[6]	30,000	31,500
XLIT Ltd. 6.250%, due 05/15/27	50,000	57,888
6.375%, due 11/15/24	40,000	45,856
		135,244
	Face Amount	Value
Corporate bonds—(continued)
Diversified manufacturing—0.17%
Bombardier, Inc. 8.750%, due 12/01/21[6]	$100,000	$109,625
Eaton Corp. 2.750%, due 11/02/22	70,000	68,574
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	103,274
3.500%, due 03/01/24	110,000	111,900
Terex Corp. 5.625%, due 02/01/25[6]	35,000	35,350
		428,723
Electric-generation—0.09%
Calpine Corp. 5.375%, due 01/15/23	35,000	34,125
NRG Energy, Inc. 7.250%, due 05/15/26	75,000	80,055
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	120,008
		234,188
Electric-integrated—0.62%
Alabama Power Co. 6.000%, due 03/01/39	30,000	37,837
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	81,898
Covanta Holding Corp. 5.875%, due 07/01/25	55,000	54,725
DTE Electric Co. 3.700%, due 03/15/45	50,000	48,341
Dynegy, Inc. 7.375%, due 11/01/22	150,000	158,063
Exelon Corp. 3.400%, due 04/15/26	120,000	116,773
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	169,976
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	57,589
Georgia Power Co., Series C 2.000%, due 09/08/20	100,000	98,266
Indiana Michigan Power Co., Series K 4.550%, due 03/15/46	140,000	150,523
NextEra Energy Operating Partners LP 4.250%, due 09/15/24[6]	10,000	9,863
4.500%, due 09/15/27[6]	15,000	14,438
Northern States Power Co. 2.600%, due 05/15/23	50,000	48,823
3.600%, due 05/15/46	30,000	28,317
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	80,000	76,701
Pacific Gas & Electric Co. 2.950%, due 03/01/26	80,000	74,469
5.800%, due 03/01/37	40,000	46,359
Southern Power Co. 5.250%, due 07/15/43	60,000	65,624
Talen Energy Supply LLC 10.500%, due 01/15/26[6]	35,000	32,813

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
TerraForm Power Operating LLC 5.000%, due 01/31/28[6]	$15,000	$14,517
The Cleveland Electric Illuminating Co. 5.950%, due 12/15/36	100,000	119,896
Virginia Electric & Power Co. 3.450%, due 09/01/22	60,000	60,913
Waste Pro USA, Inc. 5.500%, due 02/15/26[6]	25,000	25,125
		1,591,849
Energy-independent—0.37%
Anadarko Finance Co., Series B 7.500%, due 05/01/31	20,000	25,297
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 10.000%, due 04/01/22[6]	20,000	21,300
Canadian Natural Resources Ltd. 2.950%, due 01/15/23	80,000	78,189
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23	40,000	40,100
Chesapeake Energy Corp. 8.000%, due 12/15/22[6]	19,000	20,211
Denbury Resources, Inc. 5.500%, due 05/01/22	30,000	23,100
9.000%, due 05/15/21[6]	10,000	10,225
Devon Energy Corp. 4.000%, due 07/15/21	50,000	51,048
Endeavor Energy Resources LP/EER Finance, Inc. 5.500%, due 01/30/26[6]	15,000	14,888
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[6]	15,000	14,700
Gulfport Energy Corp. 6.000%, due 10/15/24	50,000	49,125
Halcon Resources Corp. 6.750%, due 02/15/25	35,000	35,350
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[6]	40,000	40,700
MEG Energy Corp. 6.500%, due 01/15/25[6]	15,000	14,719
7.000%, due 03/31/24[6]	15,000	12,788
Newfield Exploration Co. 5.625%, due 07/01/24	25,000	26,313
5.750%, due 01/30/22	25,000	26,375
Noble Energy, Inc. 5.050%, due 11/15/44	75,000	77,782
Oasis Petroleum, Inc. 6.875%, due 03/15/22	35,000	35,853
Occidental Petroleum Corp. 3.400%, due 04/15/26	50,000	49,301
Parsley Energy LLC/Parsley Finance Corp. 5.375%, due 01/15/25[6]	20,000	19,800
5.625%, due 10/15/27[6]	15,000	14,878
PDC Energy, Inc. 6.125%, due 09/15/24	25,000	25,563
	Face Amount	Value
Corporate bonds—(continued)
Energy-independent—(concluded)
QEP Resources, Inc. 5.250%, due 05/01/23	$25,000	$24,813
RSP Permian, Inc. 5.250%, due 01/15/25	55,000	55,412
SM Energy Co. 6.125%, due 11/15/22	50,000	50,500
Whiting Petroleum Corp. 6.250%, due 04/01/23	35,000	35,437
6.625%, due 01/15/26[6]	30,000	30,413
WPX Energy, Inc. 5.250%, due 09/15/24	20,000	20,000
		944,180
Energy-integrated—0.07%
BP Capital Markets PLC 3.062%, due 03/17/22	90,000	89,814
Shell International Finance BV 4.000%, due 05/10/46	90,000	89,103
		178,917
Energy-refining & marketing—0.07%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.500%, due 04/15/21	20,000	19,500
Delek Logistics Partners LP 6.750%, due 05/15/25[6]	50,000	50,750
Marathon Petroleum Corp. 4.750%, due 09/15/44	110,000	107,373
		177,623
Finance-diversified—0.28%
Bank of America Corp. 6.110%, due 01/29/37	150,000	180,484
Bank of America Corp. GMTN 2.625%, due 04/19/21	90,000	88,700
Bank of America Corp. MTN 4.200%, due 08/26/24	220,000	224,398
Bank of America Corp., Series K, 3 mo. USD LIBOR + 3.630%, 5.397%, due 04/30/18[5,9]	50,000	50,075
Series V, (fixed, converts to FRN on 06/17/19),
5.125%, due 06/17/19[9]	70,000	70,788
NFP Corp. 6.875%, due 07/15/25[6]	8,000	8,020
Quicken Loans, Inc. 5.250%, due 01/15/28[6]	50,000	48,250
5.750%, due 05/01/25[6]	60,000	60,450
		731,165
Finance-non-captive diversified—0.07%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	100,250

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Finance-non-captive diversified—(concluded)
General Electric Co. 6.750%, due 03/15/32	$75,000	$93,241
		193,491
Finance-other—0.52%
Dana Financing Luxembourg Sarl 5.750%, due 04/15/25[6]	55,000	56,341
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	195,652
General Electric Co. MTN 4.650%, due 10/17/21	100,000	104,680
goeasy Ltd. 7.875%, due 11/01/22[6]	25,000	26,594
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	35,000	35,525
International Lease Finance Corp. 5.875%, due 08/15/22	320,000	349,026
KfW 5.476%, due 04/18/36[10]	105,000	58,261
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.250%, due 10/01/25[6]	65,000	63,212
Navient Corp. MTN 8.000%, due 03/25/20	45,000	48,206
Park Aerospace Holdings Ltd. 4.500%, due 03/15/23[6]	25,000	24,125
5.500%, due 02/15/24[6]	50,000	50,250
Springleaf Finance Corp. 5.625%, due 03/15/23	35,000	34,738
8.250%, due 12/15/20	125,000	136,250
TMX Finance LLC/TitleMax Finance Corp. 8.500%, due 09/15/18[6]	105,000	100,275
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[6]	55,000	57,646
		1,340,781
Food/beverage—0.27%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 6.625%, due 06/15/24	20,000	18,425
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36	150,000	157,629
4.900%, due 02/01/46	30,000	31,986
JBS USA LUX SA/JBS USA Finance, Inc. 6.750%, due 02/15/28[6]	50,000	49,615
Kraft Heinz Foods Co. 5.000%, due 06/04/42	40,000	39,812
5.200%, due 07/15/45	20,000	20,373
PepsiCo, Inc. 4.875%, due 11/01/40	60,000	67,844
Post Holdings, Inc. 5.500%, due 03/01/25[6]	45,000	45,281
	Face Amount	Value
Corporate bonds—(continued)
Food/beverage—(concluded)
The Kroger Co. 2.800%, due 08/01/22	$100,000	$97,824
3.850%, due 08/01/23	160,000	163,017
		691,806
Gaming—0.07%
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[6]	35,000	37,406
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	38,000	36,195
Penn National Gaming, Inc. 5.625%, due 01/15/27[6]	30,000	29,775
Scientific Games International, Inc. 5.000%, due 10/15/25[6]	15,000	14,831
10.000%, due 12/01/22	55,000	59,648
		177,855
Gas distributors—0.04%
Sempra Energy 9.800%, due 02/15/19	90,000	95,925
Gas pipelines—0.63%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.750%, due 05/20/27	40,000	39,600
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[6]	75,000	76,875
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	80,000	84,600
Energy Transfer Partners LP 9.000%, due 04/15/19	110,000	116,997
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	39,714
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	49,860
6.250%, due 05/15/26	35,000	33,863
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[6]	65,000	65,000
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	185,000	194,537
Kinder Morgan, Inc. 5.550%, due 06/01/45	120,000	126,345
MPLX LP 4.875%, due 06/01/25	70,000	73,281
NGPL PipeCo LLC 4.875%, due 08/15/27[6]	35,000	35,306
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23[6]	25,000	25,594
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	280,000	290,836

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Gas pipelines—(concluded)
Sunoco Logistics Partners Operations LP 4.000%, due 10/01/27	$50,000	$47,620
5.400%, due 10/01/47	100,000	97,770
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 01/15/28[6]	30,000	30,150
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28[6]	40,000	38,850
Williams Partners LP 4.300%, due 03/04/24	160,000	164,029
		1,630,827
Health care—0.43%
Abbott Laboratories 3.750%, due 11/30/26	110,000	109,094
Centene Corp. 6.125%, due 02/15/24	50,000	52,500
CHS/Community Health Systems, Inc. 8.000%, due 11/15/19	25,000	23,375
DaVita , Inc. 5.000%, due 05/01/25	65,000	63,700
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, due 06/15/21[6]	30,000	29,100
Medtronic, Inc. 4.375%, due 03/15/35	115,000	121,724
Molina Healthcare, Inc. 4.875%, due 06/15/25[6]	30,000	28,725
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[6]	30,000	31,575
Tenet Healthcare Corp. 5.125%, due 05/01/25[6]	40,000	38,800
8.125%, due 04/01/22	120,000	126,300
Thermo Fisher Scientific, Inc. 5.300%, due 02/01/44	60,000	67,695
UnitedHealth Group, Inc. 4.625%, due 07/15/35	90,000	98,822
WellCare Health Plans, Inc. 5.250%, due 04/01/25	65,000	65,788
Zimmer Biomet Holdings, Inc. 2.700%, due 04/01/20	200,000	198,422
4.250%, due 08/15/35	50,000	47,348
		1,102,968
Health care providers & services—0.01%
Hologic, Inc. 4.375%, due 10/15/25[6]	10,000	9,762
4.625%, due 02/01/28[6]	10,000	9,650
		19,412
Home construction—0.08%
AV Homes, Inc. 6.625%, due 05/15/22	20,000	20,650
Beazer Homes USA, Inc. 5.875%, due 10/15/27	25,000	23,750
	Face Amount	Value
Corporate bonds—(continued)
Home construction—(concluded)
Crescent Communities LLC/Crescent Ventures, Inc. 8.875%, due 10/15/21[6]	$71,000	$74,905
M/I Homes, Inc. 5.625%, due 08/01/25	40,000	40,187
Shea Homes LP/Shea Homes Funding Corp. 5.875%, due 04/01/23[6]	45,000	46,125
		205,617
Household durables—0.02%
Lennar Corp. 4.750%, due 11/29/27[6]	30,000	29,025
5.250%, due 06/01/26[6]	25,000	25,500
		54,525
Insurance-life—0.22%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[6]	35,000	34,213
Aon PLC 3.875%, due 12/15/25	60,000	60,701
MetLife, Inc. 4.125%, due 08/13/42	80,000	79,337
Prudential Financial, Inc. 7.375%, due 06/15/19	150,000	158,937
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	60,000	79,648
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[6]	70,000	69,637
The Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	70,000	83,373
		565,846
Insurance-personal & casualty—0.03%
HUB International Ltd. 7.875%, due 10/01/21[6]	75,000	77,344
Internet & catalog retail—0.03%
Amazon.com, Inc. 4.050%, due 08/22/47[6]	90,000	89,510
Leisure—0.06%
NCL Corp. Ltd. 4.750%, due 12/15/21[6]	45,000	45,956
Regal Entertainment Group 5.750%, due 02/01/25	30,000	30,675
Viking Cruises Ltd. 5.875%, due 09/15/27[6]	30,000	29,250
VOC Escrow Ltd. 5.000%, due 02/15/28[6]	40,000	38,900
		144,781
Lodging—0.05%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[6]	35,000	34,213
Hilton Domestic Operating Co., Inc. 4.250%, due 09/01/24	35,000	34,387

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Lodging—(concluded)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[6]	$40,000	$41,679
10.250%, due 11/15/22[6]	25,000	27,375
		137,654
Machinery-diversified—0.12%
BlueLine Rental Finance Corp./BlueLine Rental LLC 9.250%, due 03/15/24[6]	30,000	32,475
Cloud Crane LLC 10.125%, due 08/01/24[6]	90,000	100,800
John Deere Capital Corp. MTN 2.450%, due 09/11/20	40,000	39,741
SPX FLOW, Inc. 5.625%, due 08/15/24[6]	69,000	70,208
Tennant Co. 5.625%, due 05/01/25	30,000	30,750
United Rentals North America, Inc. 4.875%, due 01/15/28	35,000	34,125
		308,099
Media—0.01%
Meredith Corp. 6.875%, due 02/01/26[6]	35,000	36,094
Media-broadcast/outdoor—0.28%
21st Century Fox America, Inc. 4.950%, due 10/15/45	70,000	78,060
CBS Radio, Inc. 7.250%, due 11/01/24[6]	40,000	41,192
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, due 11/15/22	100,000	102,550
Series B, 7.625%, due 03/15/20	50,000	49,938
Netflix, Inc. 5.875%, due 02/15/25	100,000	105,661
RR Donnelley & Sons Co. 7.875%, due 03/15/21	50,000	52,562
Sirius XM Radio, Inc. 5.375%, due 04/15/25[6]	100,000	101,625
The Walt Disney Co. GMTN 2.150%, due 09/17/20	50,000	49,376
Time Warner, Inc. 3.800%, due 02/15/27	140,000	135,486
		716,450
Media-cable—0.33%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000%, due 02/01/28[6]	35,000	33,053
5.125%, due 05/01/27[6]	20,000	19,225
5.500%, due 05/01/26[6]	25,000	25,000
5.750%, due 02/15/26[6]	50,000	50,688
5.875%, due 04/01/24[6]	150,000	155,107
Comcast Corp. 3.969%, due 11/01/47	135,000	126,097
	Face Amount	Value
Corporate bonds—(continued)
Media-cable—(concluded)
DISH DBS Corp. 5.875%, due 11/15/24	$75,000	$70,125
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	41,700
SFR Group SA 6.250%, due 05/15/24[6]	200,000	186,250
TCI Communications, Inc. 7.875%, due 02/15/26	50,000	64,179
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	28,434
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	41,836
		841,694
Media-diversified—0.04%
TEGNA, Inc. 6.375%, due 10/15/23	100,000	104,250
Media-non cable—0.07%
Intelsat Jackson Holdings SA
5.500%, due 08/01/23	125,000	103,438
7.500%, due 04/01/21	25,000	22,703
8.000%, due 02/15/24[6]	20,000	21,000
9.750%, due 07/15/25[6]	25,000	23,750
		170,891
Metals & mining—0.28%
Alcoa Nederland Holding BV 6.750%, due 09/30/24[6]	10,000	10,725
ArcelorMittal 7.250%, due 10/15/39[11]	75,000	92,602
First Quantum Minerals Ltd. 7.000%, due 02/15/21[6]	75,000	77,344
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	25,000	24,437
5.450%, due 03/15/43	30,000	28,800
6.875%, due 02/15/23	15,000	16,163
Hudbay Minerals, Inc. 7.250%, due 01/15/23[6]	35,000	37,187
7.625%, due 01/15/25[6]	5,000	5,438
Murray Energy Corp. 11.250%, due 04/15/21[6]	40,000	17,600
Southern Copper Corp. 6.750%, due 04/16/40	90,000	112,313
Teck Resources Ltd. 6.250%, due 07/15/41	95,000	105,212
TMS International Corp. 7.250%, due 08/15/25[6]	50,000	52,125
United States Steel Corp. 6.650%, due 06/01/37	15,000	15,075
Vale Overseas Ltd. 4.375%, due 01/11/22	115,000	117,631
		712,652

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Oil & gas—0.34%
Callon Petroleum Co. 6.125%, due 10/01/24	$25,000	$25,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.750%, due 04/01/25	35,000	35,437
Diamondback Energy, Inc. 5.375%, due 05/31/25[6]	15,000	15,000
Ecopetrol SA 5.375%, due 06/26/26	225,000	237,037
Nabors Industries, Inc. 5.750%, due 02/01/25[6]	10,000	9,544
Petrobras Global Finance BV 5.750%, due 02/01/29	25,000	24,063
7.375%, due 01/17/27	50,000	54,100
Petroleos Mexicanos 3.500%, due 01/30/23	160,000	154,080
6.500%, due 03/13/27[6]	180,000	192,096
Statoil ASA 4.800%, due 11/08/43	50,000	56,298
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	60,000	60,525
Sunoco LP/Sunoco Finance Corp. 5.875%, due 03/15/28[6]	15,000	15,056
		878,736
Oil field equipment & services—0.13%
Ensco PLC 5.200%, due 03/15/25	25,000	20,750
5.750%, due 10/01/44	10,000	6,913
7.750%, due 02/01/26	25,000	23,656
Noble Holding International Ltd. 6.200%, due 08/01/40	15,000	10,125
Precision Drilling Corp. 5.250%, due 11/15/24	35,000	33,337
7.750%, due 12/15/23	15,000	15,825
Rowan Cos., Inc. 7.375%, due 06/15/25	25,000	24,687
Transocean Phoenix 2 Ltd. 7.750%, due 10/15/24[6]	22,500	24,230
Transocean, Inc. 7.500%, due 01/15/26[6]	15,000	15,113
9.000%, due 07/15/23[6]	65,000	70,037
Weatherford International Ltd. 7.750%, due 06/15/21	40,000	39,525
9.875%, due 02/15/24	50,000	49,500
		333,698
Packaging & containers—0.07%
Berry Global, Inc. 5.125%, due 07/15/23	50,000	51,062
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26[6]	25,000	24,625
OI European Group BV 4.000%, due 03/15/23[6]	15,000	14,513
	Face Amount	Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[6]	$75,000	$78,187
Trident Merger Sub, Inc. 6.625%, due 11/01/25[6]	25,000	24,750
		193,137
Pharmaceuticals—0.56%
AbbVie, Inc. 2.500%, due 05/14/20	120,000	118,936
3.200%, due 05/14/26	30,000	28,664
Actavis Funding SCS 3.000%, due 03/12/20	50,000	49,969
3.800%, due 03/15/25	90,000	88,809
4.750%, due 03/15/45	34,000	33,724
Biogen, Inc. 4.050%, due 09/15/25	100,000	102,207
5.200%, due 09/15/45	50,000	54,486
Eagle Holding Co. II LLC 7.625% Cash, 8.375% PIK, 7.625%, due 05/15/22[6,8]	10,000	10,000
Eli Lilly & Co. 2.350%, due 05/15/22	80,000	77,903
Endo Finance LLC 5.750%, due 01/15/22[6]	25,000	20,438
Gilead Sciences, Inc. 4.750%, due 03/01/46	70,000	73,583
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, due 08/01/23[6]	50,000	50,250
Mylan NV 3.950%, due 06/15/26	250,000	241,808
Pfizer, Inc. 7.200%, due 03/15/39	120,000	174,215
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	50,000	48,288
Valeant Pharmaceuticals International, Inc. 5.375%, due 03/15/20[6]	60,000	59,850
5.875%, due 05/15/23[6]	90,000	79,988
6.500%, due 03/15/22[6]	50,000	52,000
7.000%, due 03/15/24[6]	60,000	63,225
9.000%, due 12/15/25[6]	15,000	15,028
		1,443,371
Railroads—0.13%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	100,000	115,446
Norfolk Southern Corp. 3.250%, due 12/01/21	150,000	151,138
Union Pacific Corp. 4.050%, due 11/15/45	70,000	70,552
		337,136
Real estate investment trusts—0.12%
AvalonBay Communities, Inc. MTN
3.450%, due 06/01/25	70,000	69,698

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Boston Properties LP 2.750%, due 10/01/26	$40,000	$37,015
ERP Operating LP 4.750%, due 07/15/20	35,000	36,457
Starwood Property Trust, Inc. 4.750%, due 03/15/25[6]	25,000	24,250
Ventas Realty LP 3.500%, due 02/01/25	35,000	34,322
3.750%, due 05/01/24	90,000	90,401
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	15,284
		307,427
Restaurants—0.05%
1011778 BC ULC/New Red Finance, Inc. 5.000%, due 10/15/25[6]	40,000	38,975
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, due 06/01/27[6]	35,000	34,212
McDonald's Corp. MTN 2.100%, due 12/07/18	40,000	39,914
4.875%, due 12/09/45	20,000	21,661
		134,762
Retail—0.01%
Neiman Marcus Group Ltd. LLC 8.000%, due 10/15/21[6]	50,000	30,250
Retail-specialty—0.14%
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23	25,000	26,656
CVS Health Corp. 3.500%, due 07/20/22	60,000	59,774
5.125%, due 07/20/45	75,000	78,231
FBM Finance, Inc. 8.250%, due 08/15/21[6]	28,000	29,540
JC Penney Corp., Inc. 5.875%, due 07/01/23[6]	25,000	24,000
Lowe's Cos., Inc. 4.650%, due 04/15/42	60,000	64,064
The Home Depot, Inc. 2.125%, due 09/15/26	50,000	45,139
3.350%, due 09/15/25	40,000	39,793
		367,197
Technology-hardware—0.13%
Cisco Systems, Inc. 5.900%, due 02/15/39	80,000	104,104
Equinix, Inc. 5.375%, due 05/15/27	65,000	66,300
NCR Corp. 6.375%, due 12/15/23	75,000	78,000
Western Digital Corp. 4.750%, due 02/15/26	50,000	50,375
7.375%, due 04/01/23[6]	30,000	32,610
		331,389
	Face Amount	Value
Corporate bonds—(continued)
Technology-software—0.75%
Apple, Inc. 3.850%, due 05/04/43	$210,000	$204,203
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	40,000	37,599
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[6]	40,000	40,000
CommScope Technologies Finance LLC 6.000%, due 06/15/25[6]	75,000	77,460
Conduent Finance, Inc./Conduent Business Services LLC 10.500%, due 12/15/24[6]	60,000	70,632
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[6]	50,000	51,028
6.020%, due 06/15/26[6]	100,000	106,981
8.350%, due 07/15/46[6]	60,000	75,911
First Data Corp. 5.750%, due 01/15/24[6]	30,000	30,525
Infor US, Inc. 6.500%, due 05/15/22	100,000	102,250
International Business Machines Corp. 2.250%, due 02/19/21	50,000	49,205
3.375%, due 08/01/23	125,000	125,931
Iron Mountain, Inc. 4.875%, due 09/15/27[6]	25,000	23,563
5.250%, due 03/15/28[6]	40,000	38,112
Microsoft Corp. 2.375%, due 02/12/22	180,000	176,425
4.450%, due 11/03/45	270,000	295,394
MSCI, Inc. 5.750%, due 08/15/25[6]	25,000	26,250
Oracle Corp. 2.500%, due 05/15/22	80,000	78,209
5.375%, due 07/15/40	70,000	84,079
Texas Instruments, Inc. 1.650%, due 08/03/19	30,000	29,660
1.850%, due 05/15/22	90,000	86,212
VMware, Inc. 3.900%, due 08/21/27	130,000	123,587
		1,933,216
Telecom-wireless—0.12%
America Movil SAB de CV
3.125%, due 07/16/22	40,000	39,592
Rogers Communications, Inc. 5.000%, due 03/15/44	80,000	87,567
Sprint Corp. 7.625%, due 02/15/25	75,000	75,000
T-Mobile USA, Inc. 6.375%, due 03/01/25	100,000	105,500
		307,659

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Face Amount	Value
Corporate bonds—(concluded)
Telephone-integrated—0.46%
AT&T, Inc. 4.300%, due 02/15/30[6]	$145,000	$141,792
4.350%, due 06/15/45	70,000	62,492
6.000%, due 08/15/40	170,000	188,759
CenturyLink, Inc., Series P 7.600%, due 09/15/39	30,000	26,175
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[11]	50,000	71,285
Frontier Communications Corp. 11.000%, due 09/15/25	65,000	50,944
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	99,250
Verizon Communications, Inc. 3.376%, due 02/15/25	323,000	315,920
4.522%, due 09/15/48	105,000	99,204
Windstream Services LLC/Windstream Finance Corp. 8.750%, due 12/15/24[6]	85,000	54,400
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[6]	65,000	65,325
		1,175,546
Tobacco—0.15%
Altria Group, Inc. 9.250%, due 08/06/19	110,000	120,017
BAT Capital Corp. 3.222%, due 08/15/24[6]	70,000	67,427
Philip Morris International, Inc. 2.900%, due 11/15/21	130,000	129,270
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	79,724
		396,438
Transportation services—0.05%
FedEx Corp. 2.625%, due 08/01/22	90,000	88,273
4.550%, due 04/01/46	30,000	30,540
		118,813
Wireless telecommunications—0.08%
Altice Financing SA 6.625%, due 02/15/23[6]	200,000	199,750
Total corporate bonds (cost—$29,035,526)		28,822,950
Loan assignment—0.00%††
Finance-other—0.00%††
Squaretwo Financial Corp. 11.000%, due 05/24/19[2,3,4] (cost—$29,437)	40,984	3,746
Non-US government obligations—0.47%
Chile Government International Bond 3.250%, due 09/14/21	100,000	100,600
	Face Amount	Value
Non-US government obligations—(concluded)
Colombia Government International Bond 8.125%, due 05/21/24	$260,000	$318,240
Israel Government International Bond 5.500%, due 09/18/33	175,000	225,584
Mexico Government International Bond 4.150%, due 03/28/27	170,000	169,745
Mexico Government International Bond MTN 6.750%, due 09/27/34	40,000	49,450
Panama Government International Bond 6.700%, due 01/26/36	90,000	114,570
8.875%, due 09/30/27	60,000	84,000
Poland Government International Bond 5.000%, due 03/23/22	35,000	37,362
Uruguay Government International Bond 4.125%, due 11/20/45	130,000	122,525
Total non-US government obligations (cost—$1,232,260)		1,222,076
Municipal bonds and notes—0.17%
California—0.15%
California (Build America Bonds) 7.550%, due 04/01/39	255,000	383,941
New York—0.02%
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	40,000	53,903
Total municipal bonds and notes (cost—$406,367)		437,844
Repurchase agreement—20.60%
Repurchase agreement dated 02/28/18 with State Street Bank and Trust Co., 0.050% due 03/01/18, collateralized by $55,109,016 US Treasury Note, 2.000% due 08/31/21; (value—$54,118,763); proceeds: $53,057,074 (cost—$53,057,000)	53,057,000	53,057,000
	Number of Shares
Investment of cash collateral from securities loaned—0.33%
Money market fund—0.33%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$836,126)	836,126	836,126

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

	Number of Contracts	Notional Amount	Value
Options purchased—0.10%
Call options—0.10%
S&P 500 Index, strike @ 2,950, expires 06/15/18	33	$9,735,000	$26,070
S&P 500 Index, strike @ 2,700, expires 06/15/18	18	4,860,000	200,700
US Treasury Note 10 Year Futures, strike @ 124, expires 05/25/18	322	39,928,000	40,250
Total options purchased (cost—$212,889)			267,020
Total investments (cost—$243,564,253) — 102.27%			263,458,685
Liabilities in excess of other assets—(2.27)%			(5,845,343)
Net assets—100.00%			$257,613,342

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26.

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
475	Russell 1000 Value Index Futures	March 2018	$28,579,800	$28,616,375	$36,575
219	Russell 2000 Mini Index Futures	March 2018	16,685,172	16,547,640	(137,532)
96	S&P 500 E-Mini Index Futures	March 2018	12,683,088	13,029,120	346,032
US Treasury futures buy contracts:
78	US Treasury Note 10 Year Futures	June 2018	$9,392,026	$9,363,656	$(28,370)
			$67,340,086	$67,556,791	$216,705
Index futures sell contracts:
111	NASDAQ 100 E-Mini Index Futures	March 2018	$(14,077,743)	$(15,240,300)	$(1,162,557)
US Treasury futures sell contracts:
87	US Treasury Note 2 Year Futures	June 2018	$(18,498,224)	$(18,484,781)	$13,443
			$(32,575,967)	$(33,725,081)	$(1,149,114)
					$(932,409)

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

Centrally cleared credit default swap agreements on credit indices—buy protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North America Investment Grade 29 Index	USD	7,500	12/20/22	Quarterly	1.000%	$135,496	$(164,655)	$(29,159)
CDX North America High Yield 29 Index	USD	11,900	12/20/22	Quarterly	1.000	825,399	(941,507)	(116,108)
						$960,895	$(1,106,162)	$(145,267)

Centrally cleared credit default swap agreements on credit indices—sell protection14

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation
CDX North America High Yield 29 Index	USD	1,500	12/20/22	Quarterly	5.000%	$(106,270)	$118,677	$12,407

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 28, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$111,650,928	$—	$—	$111,650,928
Investment companies	14,585,641	—	—	14,585,641
Preferred stock	—	—	0	0
US government obligations	—	19,105,942	—	19,105,942
Mortgage & agency debt securities	—	20,250,576	—	20,250,576
Asset-backed securities	—	6,987,517	—	6,987,517
Commercial mortgage-backed securities	—	6,231,319	—	6,231,319
Corporate bonds	—	28,822,950	—	28,822,950
Loan assignment	—	—	3,746	3,746
Non-US government obligations	—	1,222,076	—	1,222,076
Municipal bonds and notes	—	437,844	—	437,844
Repurchase agreement	—	53,057,000	—	53,057,000
Investment of cash collateral from securities loaned	—	836,126	—	836,126
Options purchased	267,020	—	—	267,020
Futures contracts	396,050	—	—	396,050
Swap agreements	—	118,677	—	118,677
Total	$126,899,639	$137,070,027	$3,746	$263,973,412
Liabilities
Futures contracts	$(1,328,459)	$—	$—	$(1,328,459)
Swap agreements	—	(1,106,162)	—	(1,106,162)
Total	$(1,328,459)	$(1,106,162)	$—	$(2,434,621)

At February 28, 2018, there were no transfers between Level 1 and Level 2.

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2018 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended February 28, 2018:

	Preferred stock	Loan assignment
Beginning balance	$0	$19,616
Purchases	—	—
Sales	—	(4,007)
Accrued discounts/(premiums)	—	3,587
Total realized gain/(loss)	—	1,569
Net change in unrealized appreciation/depreciation	—	(17,019)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$3,746

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at February 28, 2018 was $(17,791).

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at the period end.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Perpetual investment. Date shown reflects the next call date.

10  Rate shown reflects annualized yield at the period end on zero coupon bond.

11  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

Portfolio acronyms

ADR  American Depositary Receipt

ETF  Exchange Traded Fund

GMTN  Global Medium Term Note

GS  Goldman Sachs

LIBID  London Interbank Bid Rate

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
February 28, 2018 (unaudited)

Assets:
Investments, at value (cost—$190,507,253)[1]	$210,401,685
Repurchase agreements, at value (cost—$53,057,000)	53,057,000
Total investments in securities, at value (cost—$243,564,253)	$263,458,685
Cash	685
Cash collateral on futures	2,259,759
Cash collateral on swap agreements	370,195
Receivable for investments sold	972,799
Receivable for shares of beneficial interest sold	52,872
Due from broker	1,428,844
Receivable for dividends and interest	691,581
Receivable for when issued TBA securities	1,819,747
Receivable for variation margin on centrally cleared swap agreements	233,398
Receivable for foreign tax reclaims	92
Other assets	22,123
Total assets	271,310,780
Liabilities:
Payable for variation margin on futures contracts	931,718
Payable for investments purchased	571,520
Payable for shares of beneficial interest repurchased	225,599
Payable to affiliates	380,949
Payable for cash collateral from securities loaned	836,126
Due to broker	19,619
Payable for when issued TBA securities	10,538,583
Accrued expenses and other liabilities	193,324
Total liabilities	13,697,438
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	225,781,609
Accumulated undistributed net investment income	767,639
Accumulated net realized gain	12,234,931
Net unrealized appreciation	18,829,163
Net assets	$257,613,342
Class A
Net assets	$168,747,440
Shares outstanding	3,444,759
Net asset value per share	$48.99
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$51.84
Class C
Net assets	$59,666,522
Shares outstanding	1,265,333
Net asset value and offering price per share	$47.15
Class P
Net assets	$29,199,380
Shares outstanding	585,851
Net asset value and offering price per share	$49.84

1  Includes $5,321,248 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the six months ended February 28, 2018 (unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $371)	$800,826
Interest	1,340,721
Securities lending income	4,486
2,146,033
Expenses:
Investment management and administration fees	641,571
Service fees–Class A	209,502
Service and distribution fees–Class C	306,401
Transfer agency and related services fees–Class A	57,645
Transfer agency and related services fees–Class C	21,630
Transfer agency and related services fees–Class P	8,062
Professional fees	83,417
Custody and accounting fees	56,015
Reports and notices to shareholders	51,726
State registration fees	26,924
Trustees' fees	10,040
Insurance expense	2,432
Interest expense	27
Other expenses	14,389
Total expenses	1,489,781
Net investment income	656,252
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	10,110,339
Futures	2,367,525
Swap agreements	(220,274)
Foreign currency transactions	(64)
Net realized gain	12,257,526
Net change in unrealized appreciation/depreciation of:
Investments	692,758
Futures	(465,350)
Swap agreements	(36,809)
Net change in unrealized appreciation/depreciation	190,599
Net realized and unrealized gain from investment activities	12,448,125
Net increase in net assets resulting from operations	$13,104,377

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 28, 2018 (unaudited)	For the year ended August 31, 2017
From operations:
Net investment income	$656,252	$1,181,246
Net realized gains	12,257,526	21,900,444
Net change in unrealized appreciation	190,599	2,719,679
Net increase in net assets resulting from operations	13,104,377	25,801,369
Dividends and distributions to shareholders from:
Net investment income–Class A	(900,941)	(673,497)
Net investment income–Class P	(226,637)	(172,237)
Net realized gains–Class A	(2,936,323)	—
Net realized gains–Class C	(1,121,306)	—
Net realized gains–Class P	(494,366)	—
	(5,679,573)	(845,734)
From beneficial interest transactions:
Net proceeds from shares sold	4,165,128	9,696,496
Cost of shares repurchased	(14,407,774)	(27,446,539)
Proceeds from dividends reinvested	5,111,443	766,206
Net decrease in net assets from beneficial interest transactions	(5,131,203)	(16,983,837)
Net increase in net assets	2,293,601	7,971,798
Net assets:
Beginning of period	255,319,741	247,347,943
End of period	$257,613,342	$255,319,741
Accumulated undistributed net investment income	$767,639	$1,238,965

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below :

Class A

	Six months ended February 28, 2018	Years ended August 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$47.61	$43.06	$40.23	$39.87	$33.85	$30.13
Net investment income[1]	0.16	0.28	0.17	0.07	0.13	0.16
Net realized and unrealized gains	2.34	4.45	2.65	0.38	6.06	3.72
Net increase from payment by Advisor	—	—	0.01	—	—	—
Net increase from operations	2.50	4.73	2.83	0.45	6.19	3.88
Dividends from net investment income	(0.26)	(0.18)	—	(0.09)	(0.17)	(0.16)
Distributions from net realized gain	(0.86)	—	—	—	—	—
Total dividends and distributions	(1.12)	(0.18)	—	(0.09)	(0.17)	(0.16)
Net asset value, end of period	$48.99	$47.61	$43.06	$40.23	$39.87	$33.85
Total investment return[2]	5.27%	11.03%	7.03%[3]	1.13%	18.35%	12.92%
Ratios to average net assets:
Expenses	1.01%[4,5]	1.01%	1.02%	0.99%	1.00%	1.03%
Net investment income	0.66%[4]	0.63%	0.42%	0.16%	0.35%	0.51%
Supplemental data:
Net assets, end of period (000's)	$168,747	$166,224	$157,979	$161,437	$175,249	$167,031
Portfolio turnover	72%	253%	260%	283%	240%	148%

Class C

	Six months ended February 28, 2018	Years ended August 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$45.79	$41.55	$39.11	$38.97	$33.17	$29.60
Net investment loss[1]	(0.02)	(0.05)	(0.13)	(0.24)	(0.15)	(0.08)
Net realized and unrealized gains	2.24	4.29	2.56	0.38	5.95	3.65
Net increase from payment by Advisor	—	—	0.01	—	—	—
Net increase from operations	2.22	4.24	2.44	0.14	5.80	3.57
Distributions from net realized gain	(0.86)	—	—	—	—	—
Net asset value, end of period	$47.15	$45.79	$41.55	$39.11	$38.97	$33.17
Total investment return[2]	4.86%	10.20%	6.24%[3]	0.36%	17.49%	12.06%
Ratios to average net assets:
Expenses	1.76%[4,5]	1.76%	1.77%	1.75%	1.75%	1.79%
Net investment loss	(0.09)%[4]	(0.12)%	(0.33)%	(0.59)%	(0.41)%	(0.25)%
Supplemental data:
Net assets, end of period (000's)	$59,667	$60,816	$65,752	$68,772	$74,707	$68,735
Portfolio turnover	72%	253%	260%	283%	240%	148%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% and 6.19% for Class A and Class C, respectively.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P1

	Six months ended February 28, 2018	Years ended August 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$48.49	$43.84	$40.85	$40.45	$34.32	$30.54
Net investment income[2]	0.23	0.42	0.29	0.18	0.24	0.26
Net realized and unrealized gains	2.37	4.53	2.69	0.38	6.15	3.76
Net increase from payment by Advisor	—	—	0.01	—	—	—
Net increase from operations	2.60	4.95	2.99	0.56	6.39	4.02
Dividends from net investment income	(0.39)	(0.30)	—	(0.16)	(0.26)	(0.24)
Distributions from net realized gain	(0.86)	—	—	—	—	—
Total dividends and distributions	(1.25)	(0.30)	—	(0.16)	(0.26)	(0.24)
Net asset value, end of period	$49.84	$48.49	$43.84	$40.85	$40.45	$34.32
Total investment return[3]	5.39%	11.36%	7.32%[4]	1.40%	18.71%	13.24%
Ratios to average net assets:
Expenses	0.74%[5,6]	0.73%	0.74%	0.73%	0.72%	0.75%
Net investment income	0.92%[5]	0.91%	0.69%	0.43%	0.63%	0.78%
Supplemental data:
Net assets, end of period (000's)	$29,199	$28,279	$23,617	$24,749	$24,846	$19,054
Portfolio turnover	72%	253%	260%	283%	240%	148%

1  Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund offers Class A, Class C and Class P shares (formerly Class Y shares). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Fund's ability to continue as a going concern.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps, if any, are valued using prices from the central counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

Investments

Repurchase agreements: The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Securities traded on to-be-announced basis: The Fund may from time to time purchase securities on a to be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.

Asset-backed securities: The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Derivative instruments

Purchased options: The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities within investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts: The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements: The Fund may engage in swap agreements, including, but not limited to, credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended February 28, 2018.

Swap agreements entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of February 28, 2018, if any, is reflected in the Statement of assets and liabilities.

At February 28, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$13,443	$—	$—	$382,607	$396,050
Options purchased	40,250	—	—	226,770	267,020
Swap agreements	—	—	118,677	—	118,677
Total value	$53,693	$—	$118,677	$609,377	$781,747

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$(28,370)	$—	$—	$(1,300,089)	$(1,328,459)
Swap agreements	—	—	(1,106,162)	—	(1,106,162)
Total value	$(28,370)	$—	$(1,106,162)	$(1,300,089)	$(2,434,621)

During the period ended February 28, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net realized gain (loss)[3]
Futures	$(736,120)	$—	$—	$3,103,645	$2,367,525
Options purchased	—	—	—	835,830	835,830
Swap agreements	—	—	(261,065)	40,791	(220,274)
Total net realized gain (loss)	$(736,120)	$—	$(261,065)	$3,980,266	$2,983,081
Net change in unrealized appreciation (depreciation)[4]
Futures	$(62,954)	$—	$—	$(402,396)	$(465,350)
Options purchased	40,250	—	—	(178,650)	(138,400)
Swap agreements	—	—	(7,716)	(29,093)	(36,809)
Net change in appreciation (depreciation)	$(22,704)	$—	$(7,716)	$(610,139)	$(640,559)

1  In the Statement of assets and liabilities, options purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures and swap agreements unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swap agreements, unless otherwise noted. The net change in unrealized appreciation/depreciation of options purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives: The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The statement of assets and liabilities is presented gross of any netting.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

At February 28, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$396,050	$(1,328,459)
Options purchased	267,020	—
Swap agreements[1]	118,677	(1,106,162)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	781,747	(2,434,621)
Derivatives not subject to MNA or similar agreements	(781,747)	2,434,621
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of  assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended February 28, 2018, UBS AM did not waive any investment advisory and administration fees. At February 28, 2018, the Fund owed UBS AM $211,076 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class P shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2017. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2015, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended February 28, 2018, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended February 28, 2018, the Fund paid $108 in broker commissions to UBS Securities LLC, an affiliate of the investment advisor. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At February 28, 2018, the Fund owed UBS AM (US) $169,873 for service and distribution fees.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS AM (US) has informed the Fund that for the period ended February 28, 2018, it earned $16,611 in initial sales charges on Class A shares and $0 in deferred sales charges on Class C shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended February 28, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $33,497 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 28, 2018, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$5,321,248	$836,126	$4,644,028	$5,480,154	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at February 28, 2018 was $836,126. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $75 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the period ended February 28, 2018, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the period ended February 28, 2018, the Fund paid brokerage commissions to Morgan Stanley in the amount of $2,066.

During the period ended February 28, 2018, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $32,481,326. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended February 28, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $150,302,397 and $159,828,258, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended February 28, 2018:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	47,596	$2,356,390	4,626	$220,258	32,286	$1,588,480
Shares repurchased	(164,041)	(8,040,384)	(88,446)	(4,191,277)	(43,681)	(2,176,113)
Dividends reinvested	70,160	3,425,203	21,036	989,949	14,024	696,291
Net increase (decrease)	(46,285)	$(2,258,791)	(62,784)	$(2,981,070)	2,629	$108,658

For the year ended August 31, 2017:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	110,969	$4,817,495	11,868	$516,918	96,587	$4,362,083
Shares repurchased	(302,612)	(13,589,278)	(266,353)	(11,320,278)	(55,821)	(2,536,983)
Dividends reinvested	13,704	599,129	—	—	3,760	167,077
Net increase (decrease)	(177,939)	$(8,172,654)	(254,485)	$(10,803,360)	44,526	$1,992,177

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

Distributions paid from:	2017
Ordinary Income	$845,734

Aggregate cost for federal income tax purposes, including derivatives, was $243,564,253; and net unrealized appreciation, including derivatives consisted of:

Gross unrealized appreciation	$24,905,018
Gross unrealized depreciation	(6,075,855)
Net unrealized appreciation	$18,829,163

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending August 31, 2018.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2017, the Fund had no net capital loss carryforward. During the fiscal year ended August 31, 2017, the Fund utilized $13,433,634 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of February 28, 2018 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended February 28, 2018, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2017, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund
General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2018. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S104

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 7, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President and Treasurer

Date:	May 7, 2018